GLOBAL TACTICAL ASSET ALLOCATION FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SUPPLEMENT DATED JULY 1, 2014 TO

PROSPECTUS DATED JULY 31, 2013

Shareholders of the Fund have approved a change in the Fund’s fundamental investment objective to non-fundamental, which will permit the Trustees of Northern Funds, instead of shareholders, to approve a change in the objective.

The third paragraph under “SECURITIES, TECHNIQUES AND RISKS — Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks” on page 26 of the Prospectus is amended and restated as follows:

INVESTMENT OBJECTIVE. The investment objective of the Fund may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	GTAA SPT (7/14)

NORTHERN FUNDS PROSPECTUS